EXHIBIT 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended
	February 29,	November 30,	March 2,
	2008	2007	2007
Sales	$336,390	$317,801	$323,441
Cost of sales	156,716	165,681	170,004

Gross profit	179,674	152,120	153,437

Operating expenses:
Sales and marketing	82,428	80,785	77,338
Research and development	50,530	52,199	48,419
General and administrative	26,268	31,060	22,466
Amortization of intangibles	25,778	26,260	10,228
In-process research and development	—	—	1,700
Restructuring charges	736	3,147	2,221

Total operating expenses	185,740	193,451	162,372

Operating loss	(6,066)	(41,331)	(8,935)

Gain (loss) on investments, net	23	1	(582)
Interest (expense) income, net	(2,879)	(3,966)	11,265
Other income, net	10,568	10,342	9,637

Income (loss) from operations before income taxes and minority interest of consolidated joint venture	1,646	(34,954)	11,385

Income tax provision	(9,486)	(670)	(1,374)

Minority interest of Huawei in the income of consolidated joint venture (1)	—	—	(14,790)

Net loss	$(7,840)	$(35,624)	$(4,779)

Basic and diluted loss per share	$(0.02)	$(0.09)	$(0.01)

Shares used in computing basic and diluted per share amounts	400,142	398,989	394,351

(1)	Represents Huawei’s 49% interest in the H3C joint venture for the period of minority interest that ended with 3Com’s acquisition of the remaining 49% interest on March 29, 2007.

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	February 29,	June 1,
	2008	2007
ASSETS

Current assets:
Cash and equivalents	$466,030	$559,217
Notes receivable	106,595	77,368
Accounts receivable, net	142,309	102,952
Inventories, net	93,668	107,988
Other current assets	46,601	50,157

Total current assets	855,203	897,682

Property & equipment, net	56,766	76,460
Goodwill	767,274	766,444
Intangibles, net	300,307	371,289
Deposits and other assets	26,757	39,217

Total assets	$2,006,307	$2,151,092

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$104,489	$110,430
Current portion of long-term debt	48,000	94,000
Accrued liabilities and other	414,511	435,638

Total current liabilities	567,000	640,068

Deferred taxes and long-term obligations	16,839	23,725
Long-term debt	288,000	336,000
Stockholders’ equity	1,134,468	1,151,299

Total liabilities and stockholders’ equity	$2,006,307	$2,151,092

Additional Financial Data
(in thousands)
(unaudited)
TABLE C
Sales by Geography (a)

	Three Months Ended
	February 29,	November 30,	March 2,
	2008	2007	2007
China	$169,864	$143,107	$154,291
Europe, Middle East and Africa	75,368	73,209	65,736
North America	42,871	52,589	58,538
Asia Pacific Rim (ex-China)	27,059	25,865	26,906
Latin and South America	21,228	23,031	17,970

Total Sales	$336,390	$317,801	$323,441

(a)	DVBU and TippingPoint segment sales are included in geographic categories based on the location of the end customer. H3C segment sales included in the geographic categories are based upon the hub locations of OEM partners in the case of OEM sales and the location of end-customers in the case of direct customer sales.
Sales by Product Category

	Three Months Ended
	February 29,	November 30,	March 2,
	2008	2007	2007
Networking	$279,771	$255,533	$259,196
Security	30,459	35,062	30,647
Voice	15,093	16,657	18,700
Services	10,309	9,953	9,805
Connectivity Products	758	596	5,093

Total Sales	$336,390	$317,801	$323,441

3Com Corporation
Reconciliation of Non-GAAP Measures
(in thousands, margin and except per-share data)
(unaudited)
TABLE D

	Three Months Ended
	February 29,	March 2,
	2008	2007
GAAP operating loss	$(6,066)	$(8,935)
Restructuring	736	2,221
Amortization of intangible assets	25,778	10,228
In-process research and development [a]	—	1,700
Impacts to cost of sales from purchase accounting adjustments to inventory [b]	57	—
Stock-based compensation expense [c]	5,544	4,896
Acquiree expensed acquisition costs [d]	2,988	—

Non-GAAP operating income	$29,037	$10,110

GAAP net loss	$(7,840)	$(4,779)
Restructuring	736	2,221
Amortization of intangible assets	25,778	10,228
In-process research and development [a]	—	1,700
Impacts to cost of sales from purchase accounting adjustments to inventory [b]	57	—
Stock-based compensation expense [c]	5,544	4,896
Huawei’s 49% minority interest in H3C’s amortization as shown above	—	(3,219)
Acquiree expensed acquisition costs [d]	2,988	—
Gain on sales of assets [e]	(1,225)	—
Loss on insurance settlement [f]	2,066	—
Charge related to change in tax status [g]	6,056	—

Non-GAAP net income	$34,160	$11,047

GAAP net loss per share	$(0.02)	$(0.01)
Restructuring	0.00	0.01
Amortization of intangible assets	0.06	0.03
In-process research and development [a]	—	0.00
Impacts to cost of sales from purchase accounting adjustments to inventory [b]	0.00	—
Stock-based compensation expense [c]	0.01	0.01
Huawei’s 49% minority interest in H3C’s amortization as shown above	—	(0.01)
Acquiree expensed acquisition costs [d]	0.01	—
Gain on sales of assets [e]	(0.00)	—
Gain on insurance settlement [f]	0.01	—
Charge related to change in tax status [g]	0.01	—

Non-GAAP net income per share, diluted	$0.08	$0.03

Shares used in computing diluted per share amounts	404,502	400,146

GAAP operating loss margin	-1.8%	-2.8%
Restructuring	0.2%	0.7%
Amortization of intangible assets	7.7%	3.2%
In-process research and development [a]	0.0%	0.5%
Impacts to cost of sales from purchase accounting adjustments to inventory [b]	0.0%	0.0%
Stock-based compensation expense [c]	1.7%	1.5%
Acquiree expensed acquisition costs [d]	0.9%	0.0%

Non-GAAP operating income margin	8.7%	3.1%

GAAP net loss margin	-2.3%	-1.5%
Restructuring	0.2%	0.7%
Amortization of intangible assets	7.7%	3.2%
In-process research and development [a]	0.0%	0.5%
Impacts to cost of sales from purchase accounting adjustments to inventory [b]	0.0%	0.0%
Stock-based compensation expense [c]	1.6%	1.5%
Huawei’s 49% minority interest in H3C’s amortization as shown above	0.0%	-1.0%
Acquiree expensed acquisition costs [d]	0.9%	0.0%
Gain on sales of assets [e]	-0.4%	0.0%
Loss on insurance settlement [f]	0.6%	0.0%
Charge related to change in tax status [g]	1.8%	0.0%

Non-GAAP net income margin	10.1%	3.4%

GAAP sales and marketing expenses	$82,428	$77,338
Stock-based compensation expense [c]	(1,753)	(1,553)
Acquiree expensed acquisition costs [d]	—	—

Non-GAAP sales and marketing expenses	$80,675	$75,785

GAAP research and development expenses	$50,530	$48,419
Stock-based compensation expense [c]	(1,100)	(1,060)
Acquiree expensed acquisition costs [d]	—	—

Non-GAAP research and development expenses	$49,430	$47,359

GAAP general and administrative expenses	$26,268	22,466
Stock-based compensation expense [c]	(2,195)	(1,865)
Acquiree expensed acquisition costs [d]	(2,988)	—

Non-GAAP general and admistrative expense	$21,085	$20,601

[a]	In-process research and development from our acquisition of Roving Planet.

[b]	Results from our 49% H3C acquisition transaction.

[c]	Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended
	February 29,	March 2,
	2008	2007
Cost of sales	496	418
Sales and marketing	1,753	1,553
Research and development	1,100	1,060
General and administrative	2,195	1,865

[d]	These expenses relate to the announced acquisition of the Company in September 2007

[e]	The gain relates to a patent sale in Q3 fiscal 2008

[f]	This loss relates to the recording of final costs associated with our Hemel facility.

[g]	This expense relates $6.1 million non-cash deferred tax liability provision

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	Three Months Ended February 29, 2008
		Data Voice	Tipping			Eliminations /
	H3C	Business Unit	Point	Corporate		Other		Total
Sales	$212,558	$134,603	$23,639	$—		$(34,410	) [a]	$336,390

Gross profit	120,230	43,362	16,578	—		(496	) [c]	179,674

Operating expenses	73,413	49,445	17,337	10,995	[b]	34,550	[d]	185,740

Operating income (loss)	46,817	(6,083)	(759)	(10,995)		(35,046)		(6,066)

	Three Months Ended March 2, 2007
		Data Voice	Tipping			Eliminations /
	H3C	Business Unit	Point	Corporate		Other		Total
Sales	$195,144	$132,882	$24,503	$—		$(29,088	) [a]	$323,441

Gross profit	89,640	47,672	16,807	(264	) [b]	(418	) [c]	153,437

Operating expenses	64,066	47,509	18,626	13,544	[b]	18,627	[d]	162,372

Operating income (loss)	25,574	163	(1,819)	(13,808)		(19,045)		(8,935)

[a]	- eliminations for inter-company revenue during the respective periods.

[b]	- represents costs not directly attributable to any operating business segment.

[c]	- includes stock based compensation in all periods plus purchase accounting inventory related adjustments as applicable.

[d]	- includes: stock-based compensation, amortization, and restructuring in all periods and deal costs where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Nine Month’s Ended
	February 29,	March 2,
	2008	2007
Cash flows from operating activities:
Net loss	$(62,118)	(22,363)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	102,731	58,255
Loss (gain) on property and equipment disposals	2,227	(10,898)
In-process research and development	—	1,700
Minority interest	—	38,705
Equity Interest in unconsolidated H3C	—	—
Stock-based compensation expense	15,413	15,133
Gain on investments, net	(185)	(1,476)
Deferred income taxes	(448)	(8,836)
Change in assets and liabilities:
Accounts receivable	(59,344)	(12,392)
Inventories	22,704	23,754
Other assets	7,733	31,689
Accounts payable	(13,447)	(28,098)
Intercompany — H3C	—
Other liabilities	(23,704)	9,682

Net cash (used in) provided by operating activities	(8,438)	94,855

Cash flows from investing activities:
Purchase of investments	—	(225,005)
Proceeds from maturities and sales of investments	442	495,941
Purchase of property and equipment	(13,269)	(24,152)
Businesses acquired in purchase transactions, net of cash acquired	—	(7,830)
Proceeds from sale of property and equipment	944	33,111

Net cash (used in) provided by investing activities	(11,883)	272,065

Cash flows from financing activities:
Issuances of common stock	6,126	13,088
Repurchases of common stock	(2,321)	(4,788)
Payments from Long Term Debt	(94,000)	(40,785)
Dividend paid to minority interest shareholder	—	—

Net cash used in financing activities	(90,195)	(32,485)

Effects of exchange rate changes on cash and equivalents	17,329	7,229

Net change in cash and equivalents during period	(93,187)	341,664
Cash and equivalents, beginning of period	559,217	501,097

Cash and equivalents, end of period	$466,030	$842,761